UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2018

COASTAL FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 Evergreen Way, Everett, Washington 98203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 257-9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2018, the Board of Directors of Coastal Financial Corporation (the “Company”) expanded the size of the Company’s Board of Directors to 10 members and appointed Stephan Klee to the Company’s Board of Directors to fill the newly created vacancy.

Mr. Klee is the Chief Financial Officer at Portag3 Ventures, which makes investments in innovative financial services companies. Prior to joining Portag3, Mr. Klee served as Chief Financial Officer of Zenbanx Holding, Inc. and remained in an executive capacity after its merger with SoFi, Inc., one of the largest U.S. fintech companies. Previously, Mr. Klee served as a Senior Vice President at Bank of Nova Scotia, at ING Direct Canada, where he was CFO and Treasurer from 2011 to 2014, and at ING Direct USA, where he served as Chief of Staff from 2002 to 2011. He began his career at Deutsche Bank in Germany. Mr. Klee attended the University of Applied Sciences in Germany before earning an MBA at the Ivey Business School at Western University. He is also an AMP graduate from Harvard Business School.

Mr. Klee was appointed to the Audit and Compensation Committees of the Board of Directors.

There are no family relationships between Mr. Klee and any director or other executive officer of the Company and Mr. Klee was not appointed as a director pursuant to any arrangement or understanding with any person. Mr. Klee has not engaged in any transaction with the Company that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

The Company issued a news release announcing the appointment of Mr. Klee on July 24, 2018. A copy of the news release is included as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

Number	Description

99.1	Press Release dated July 24, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION (Registrant)

Date: July 25, 2018	By:	/s/ Joel Edwards
Joel Edwards
Executive Vice President and Chief Financial Officer

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